CONFORMED COPY


                                THE UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM T-1
                    STATEMENT OF ELIGIBILITY UNDER THE TRUST
                     INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                                SECTION 305(b)(2)

                       HSBC BANK USA, NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

           N/A                                               20-1177241
           (Jurisdiction of incorporation                    (I.R.S. Employer
           or organization if not a U.S.                     Identification No.)
           national bank)

           90 Christiana Road
           New Castle, Delaware                              19702
           (Address of principal executive offices)          (Zip Code)

                             Warren L. Tischler, SVP
                       HSBC Bank USA, National Association
                                452 Fifth Avenue
                          New York, New York 10018-2706
                               Tel: (212) 525-1311
            (Name, address and telephone number of agent for service)

                   PEOPLE'S CHOICE HOME LOAN SECURITIES CORP.
               (Exact name of obligor as specified in its charter)

           7515 Irvine Center Drive                    92-0181950
           (State or other jurisdiction                (I.R.S. Employer
           of incorporation or organization)           Identification No.)


           Irvine, California                          92618
           (949) 341-2000                              (Zip Code)
           (Address of principal executive offices)


                              MORTGAGE-BACKED NOTES
                         (Title of Indenture Securities)

                                     General

Item 1. General Information.
        -------------------

                 Furnish the following information as to the trustee:

         (a) Name and address of each examining or supervisory authority to which it is subject.

                 Comptroller of the Currency, New York, NY.

                 Federal Deposit Insurance Corporation, Washington, D.C.

                 Board of Governors of the Federal Reserve System, Washington, D.C.

         (b) Whether it is authorized to exercise corporate trust powers.

                          Yes.

Item 2. Affiliations with Obligor.

                 If the obligor is an affiliate of the trustee, describe each such affiliation.

                          None

Item 3-15.       Not Applicable

Item 16. List of Exhibits
         ----------------

Exhibit
-------

T1A(i)               (1)    Copy of the Articles of Association of HSBC Bank
                            USA, National Association.

T1A(ii)              (1)    Certificate of the Comptroller of the Currency dated
                            July 1, 2004 as to the authority of HSBC Bank USA,
                            National Association to commence business.

T1A(iii) Certificate of Fiduciary Powers dated August 18, 2004 for HSBC Bank USA, National Association

T1A(iv)              (1)    Copy of the existing By-Laws of HSBC Bank USA,
                            National Association.

T1A(v)                      Not applicable.

T1A(vi)              (2)    Consent of HSBC Bank USA, National Association
                            required by Section 321(b) of the Trust Indenture
                            Act of 1939.

T1A(vii) Copy of the latest report of condition of the trustee (September 30, 2004), published pursuant to law or the requirement of its supervisory or examining authority.

T1A(viii)                   Not applicable.

T1A(ix)                     Not applicable.


(1) Exhibits previously filed with the Securities and Exchange Commission with Registration No. 333-118523 and incorporated herein by reference thereto.
(2) Exhibits previously filed with the Securities and Exchange Commission with Registration No. 333-113911 and incorporated herein by reference thereto.

                                    SIGNATURE


Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, HSBC Bank USA, National Association a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York on the 21st day of January, 2005.


                                                       HSBC BANK USA, NATIONAL
                                                       ASSOCIATION


                                                       By: /s/ Wendy Zhang
                                                           ---------------------
                                                       Wendy Zhang
                                                       Assistant Vice President

                                                                                                                   EXHIBIT T1A (vii)

                                                                                    Board of Governors of the Federal Reserve System
                                                                                    OMB Number: 7100-0036
                                                                                    Federal Deposit Insurance Corporation
                                                                                    OMB Number: 3064-0052
                                                                                    Office of the Comptroller of the Currency
                                                                                    OMB Number: 1557-0081
FEDERAL FINANCIAL INSTITUTIONS EXAMINATION COUNCIL                                  Expires March 31, 2007
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                                                                                    Please refer to page i,
                                                                                    Table of Contents, for              |1|
                                                                                    the required disclosure
                                                                                    of estimated burden.
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CONSOLIDATED REPORTS OF CONDITION AND INCOME FOR
A BANK WITH DOMESTIC AND FOREIGN OFFICES--FFIEC 031


REPORT AT THE CLOSE OF BUSINESS SEPTEMBER 30, 2004                                (20040630
                                                                                -------------



This report is required by law; 12 U.S.C.  ss.324  (State  member       This report form is to be filed by banks with  branches  and
banks); 12 U.S.C. ss. 1817 (State nonmember banks); and 12 U.S.C.       consolidated    subsidiaries   in   U.S.   territories   and
ss.161 (National banks).                                                possessions,   Edge  or  Agreement   subsidiaries,   foreign
                                                                        branches,     consolidated    foreign    subsidiaries,    or
                                                                        International Banking Facilities.

NOTE:  The Reports of  Condition  and Income must be signed by an       The  Reports of  Condition  and Income are to be prepared in
authorized  officer and the Report of Condition  must be attested       accordance with Federal regulatory authority instructions.
to by not less than two directors  (trustees) for State nonmember
banks and three directors for State member and National Banks.          We,  the  undersigned  directors  (trustees),  attest to the correctness  of this  Report  of  Condition  (including  the
I,  Joseph R. Simpson, Controller                                       supporting  schedules) and declare that it has been examined
    -----------------------------                                       by us and to the best of our  knowledge  and belief has been
    Name and Title of Officer Authorized to Sign Report                 prepared in conformance with the instructions  issued by the appropriate  Federal  regulatory  authority  and is true and correct.

Of the  named  bank do  hereby  declare  that  these  Reports  of
appropriate   Federal  regulatory   authority  and  is  true  and
Condition and Income  (including the supporting  schedules)  have correct.  been  prepared  in  conformance  with the  instructions issued by the appropriate  Federal  regulatory  authority and are
true to the best of my knowledge and believe.                                /s/ Sal H. Alfieri
                                                                        ------------------------------------------------------------
                                                                        Director (Trustee)

    /s/ Joseph R. Simpson                                                    /s/ Bernard J. Kennedy
-----------------------------------------------------------------       ------------------------------------------------------------
Signature of Officer Authorized to Sign Report                          Director (Trustee)

                        11/9/04                                              /s/ Martin Glynn
-----------------------------------------------------------------       -----------------------------------------------------------
Date of Signature                                                       Director (Trustee)

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   SUBMISSION OF REPORTS

   Each Bank must  prepare  its Reports of  Condition  and Income       For electronic  filing  assistance,  contact EDS Call report
   either:                                                              Services,  2150  N.  Prospect  Ave.,  Milwaukee,  WI  53202,
                                                                        telephone (800) 255-1571.
   (a)    in electronic form and then file the computer data file
          directly with the banking  agencies'  collection agent,       To fulfill the signature and attestation requirement for the
          Electronic Data System  Corporation  (EDS), by modem or       Reports of Condition and Income for this report date, attach
          computer diskette; or                                         this signature page to the hard-copy f the completed report that the bank places in its files.
   b)     in hard-copy  (paper) form and arrange for another part
          to convert  the paper  report to  automated  for.  That
          party (if other  than EDS)  must  transmit  the  bank's
          computer data file to EDS.
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FDIC Certificate Number          |5| |7| |8| |9| |0|
                                    (RCRI 9030)

http://WWW.BANKING.US.HSBC.COM                                         HSBC Bank USA, NATIONAL ASSOCIATION
----------------------------------------------------------------       -------------------------------------------------------------
      Primary Internet Web Address of Bank (Home Page), if any         Legal Title of Bank (TEXT 9010)
      (TEXT  4087)
      (Example:  www.examplebank.com)                                  Wilmington
                                                                       -------------------------------------------------------------
                                                                       City (TEXT 9130)

                                                                       DE                                       19801
                                                                       -------------------------------------------------------------
                                                                       State Abbrev. (TEXT 9200)           ZIP Code (TEXT 9220)

                Board of Governors of the Federal Reserve System,
                     Federal Deposit Insurance Corporation,
                    Office of the Comptroller of the Currency


                                   REPORT OF CONDITION

Consolidated domestic subsidiaries
HSBC Bank USA, National Association                 of Buffalo
--------------------------------------------------------------------------------
  Name of Bank                                      City

in the state of New York, at the close of business September 30, 2004


ASSETS
                                                                                                  Thousands of dollars
Cash and balances due from depository institutions:
a. Non-interest-bearing balances currency and coin                                                   $      3,454,959
b. Interest-bearing balances                                                                                2,076,244
   Held-to-maturity securities                                                                              3,741,506
   Available-for-sale securities                                                                           14,349,537
   Federal funds sold and securities purchased under agreements to resell:
a. Federal funds sold in domestic offices                                                                   1,150,000
b. Securities purchased under agreements to resell                                                          5,038,148
Loans and lease financing receivables:
   Loans and leases held for sale                                                                    $      1,320,163
   Loans and leases net of unearned income                                    $     65,438,311
   LESS: Allowance for loan and lease losses                                           339,332
   Loans and lease, net of unearned income, allowance, and reserve                                   $     65,098,979
   Trading assets                                                                                          15,031,627
   Premises and fixed assets
Other real estate owned                                                                                       602,577
Investments in unconsolidated subsidiaries                                                                     11,347
Customers' liability to this bank on acceptances outstanding                                                  270,750
                                                                                                               86,959
                                                                                                            2,094,740
                                                                                                              378,843
Other assets                                                                                                3,748,120
Total assets                                                                                              118,454,499


LIABILITIES

Deposits:
   In domestic offices                                                                                     52,730,085
   Non-interest-bearing                                                              7,637,394
   Interest-bearing                                                                 45,092,691
In foreign offices                                                                                         23,319,518
   Non-interest-bearing                                                                340,118
   Interest-bearing                                                                 22,979,400
Federal funds purchased and securities sold under agreements to repurchase:
 a. Federal funds purchased in domestic offices                                                               267,105
 b. Securities sold under agreements to repurchase                                                          1,292,039

Trading Liabilities                                                                                        10,368,929
Other borrowed money                                                                                       15,443,222
Bank's liability on acceptances                                                                                86,959
Subordinated notes and debentures                                                                           2,542,854
Other liabilities                                                                                           3,260,926
Total liabilities                                                                                         109,311,637
Minority Interests in consolidated Subsidiaries                                                                   331

EQUITY CAPITAL

Perpetual preferred stock and related surplus                                                                       0
Common Stock                                                                                                    2,000
Surplus                                                                                                     7,622,743
Retained earnings                                                                                           1,560,994
Accumulated other comprehensive income                                                                        -43,206
Other equity capital components                                                                                     0
Total equity capital                                                                                        9,142,531
Total liabilities, minority interests and equity capital                                                  118,454,499